UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 6, 2014

Chesapeake Utilities Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11590	51-0064146
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Silver Lake Boulevard, Dover, Delaware		19904
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	302.734.6799

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Stockholders of Chesapeake Utilities Corporation (the "Company") was held on May 6, 2014. As of the record date for the Annual Meeting, March 19, 2014, 9,687,678 shares of common stock of the Company, the only outstanding class of voting equity securities of the Company, were outstanding. Set forth below are the voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting. Proxies for the meeting were solicited in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended.

Proposal 1: The Company’s stockholders voted on the election of four nominees to the Company’s Board of Directors. All four nominees were elected to the Company’s Board of Directors to serve as Class III directors for a three-year term ending in 2017 and until their successors are elected and qualified. The following shows the separate tabulation of votes for each nominee:

Thomas J. Bresnan - Votes For: 7,117,850 - Votes Withheld: 142,108
Joseph E. Moore - Votes For: 7,097,880 - Votes Withheld: 162,078
Dianna F. Morgan - Votes For: 7,147,462 - Votes Withheld: 112,496
John R. Schimkaitis - Votes For: 6,937,724 - Votes Withheld: 322,234

There were 1,802,702 broker non-votes for each nominee. There were no abstentions for any nominee.

Proposal 2: The Company’s stockholders voted on the advisory non-binding proposal to approve the compensation of our named executive officers pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the "Say-on-Pay Proposal"). The stockholders approved, on an advisory non-binding basis, the Say-on-Pay Proposal. Stockholder votes were cast as follows: 6,816,722 affirmative votes, 231,369 negative votes, 211,866 abstentions and 1,802,702 broker non-votes.

Proposal 3: The Company’s stockholders voted on the advisory non-binding proposal to ratify the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The stockholders ratified, on an advisory non-binding basis, the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. Stockholder votes were cast as follows: 8,945,811 affirmative votes, 43,239 negative votes, and 73,610 abstentions. There were no broker non-votes for this matter.

Item 7.01 Regulation FD Disclosure.

On May 6, 2014, immediately following the Company’s 2014 Annual Meeting of Stockholders, the Company provided a presentation to investors. The presentation is available in the "Investors" section of our website (www.chpk.com).

On May 8, 2014, the Company conducted an earnings conference call regarding the financial results for the quarter ended March 31, 2014. The presentation that was referenced during the earnings conference call is available in the "Investors" section of our website (www.chpk.com).

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chesapeake Utilities Corporation

May 12, 2014	By:	Beth W. Cooper

Name: Beth W. Cooper
Title: Senior Vice President and Chief Financial Officer